Semiannual Report January 31, 2001
Oppenheimer Large Cap Growth Fund

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Large Cap Growth Fund seeks capital appreciation.

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Managers

8	Financial Statements

25	Officers and Trustees

Cumulative Total Returns*

For the Six-Month Period Ended 1/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-22.24%	-26.72%

Class B	-22.63	-26.19

Class C	-22.56	-23.28

Class Y	-22.02	—

Average Annual Total Returns*

For the 1-Year Period Ended 1/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-14.49%	-19.40%

Class B	-15.20	-19.11

Class C	-15.19	-15.98

Class Y	-14.04	—

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer Large Cap Growth Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER LARGE CAP GROWTH FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER LARGE CAP GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

[PHOTO TO COME]

Portfolio Management Team
Patrick Bisbey
David Dalzell

Q. How would you characterize the Fund’s performance during the six-month period that ended January 31, 2001?

A. The past six months proved a volatile and challenging period for most broad equity markets, particularly those focused on growth. In light of these conditions, we are not surprised by the Fund’s results. However, we are disappointed that the Fund failed to keep pace with our benchmark, the Russell 1000® Growth Index.

What made this such a challenging period?

Slowing U.S. economic growth drove most broad indices lower, including the S&P 500 and the Nasdaq Composite, as well as the Fund’s benchmark, the Russell 1000® Growth Index. The downturn was concentrated in technology stocks, which had been the focus of market strength during the first few months of 2000. As technology stocks declined from the unprecedented valuation levels to which they had risen, market strength broadened to include a variety of other sectors, such as healthcare and utilities.

How did you manage the Fund in light of these conditions?

We maintained our focus on the stocks of midsized to large, growth-oriented companies, including many of the best-known, fastest growing companies in the United States across a variety of industry sectors.

      Our management approach centers around our adherence to a consistent investment strategy throughout changing market conditions. We use proven valuation techniques and multi-factor computer models to rank stocks within our benchmark, based on their relative attractiveness. We seek to control portfolio risk by selectively overweighting the most appealing holdings, and underweighting or selling the least attractive. At the same time, we maintain sector weights similar to that of the benchmark in order to diversify the portfolio. Because our models analyze each sector, this approach eliminates the influences of emotional and subjective biases while helping us determine the most attractive prospects in the prevailing market environment.

3 OPPENHEIMER LARGE CAP GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 12/31/00[1]

Class A	Since
1-Year	Inception

-27.08%	1.66%

Class B	Since
1-Year	Inception

-27.11%	-0.58%

Class C	Since
1-Year	Inception

-23.92%	1.76%

Class Y	Since
1-Year	Inception

-22.25%	5.12%

      Informed by the data generated by our models, we built a diversified portfolio of stocks that reflected the sector weightings of the Russell 1000® Growth Index during the period. As was the case with the Index, technology was by far the Fund’s largest sector. Declines in the technology sector were responsible for most of the Fund’s losses during the six months ended January 31, 2001. Within technology, our computer software holdings generally held their value better than similar companies in the Russell 1000® Growth Index. However, our computer hardware and electronic infrastructure stocks underperformed the sector. As a result, our technology holdings declined slightly more than the technology stocks in the Russell 1000® Growth Index.

Did performance in any other sectors significantly hurt or help the Fund compared to the Russell 1000® Growth Index?

The Fund benefited from strong returns in the healthcare sector at a time when many investors were looking for a “safe haven” from falling technology stock prices. Our healthcare holdings, which averaged approximately 18% of the Fund’s assets during the period, outperformed the Index’s healthcare component. Within healthcare, our best performers included leading pharmaceutical companies, such as Merck & Co. Inc. and Eli Lilly and Co. We held more of these stocks than the benchmark because our ranking process favored them based on their healthy earnings estimates and attractive pricing. We also outperformed the Index in the utilities sector. On the other hand, our performance in the finance sector was substantially weaker than the Index. However, finance represented about 3% of the Fund’s assets.

1. See page 7 for further details.

4 OPPENHEIMER LARGE CAP GROWTH FUND

Did you implement any refinements to your stock ranking models?

As portfolio managers, we have been employing quantitative models similar to the Fund’s for decades across a wide range of market cycles and conditions. In the process of creating a systematic, highly disciplined method of building and managing portfolios, we have continually worked to refine our approach.

      During the past few months, for example, we have added several revenue-based evaluation factors to our stock ranking models, such as revenue momentum and acceleration. These and other revenue-based factors are useful measures for evaluating the attractiveness of stocks in fast-growing companies that have yet to produce substantial earnings. They join a research library of approximately 50 stock ranking and valuation techniques we use to reduce investment risks while seeking to position the Fund to outperform its benchmark index, as well as most other broadly-based, growth-oriented medium to large-cap equities funds.

What is your outlook for the future?

While we are disappointed with the impact of the technology decline on the Fund’s performance during the period, we believe that the recent strength we’ve seen in a variety of other market sectors represents a healthy trend for the overall market. Generally, we expect the Fund’s disciplined, diversified investment approach to benefit during times of broad-based market strength.

5 OPPENHEIMER LARGE CAP GROWTH FUND

      Currently, the economy’s key challenge is to avoid slowing too rapidly. Until it is clear whether or not such a “soft landing” has been achieved, market volatility is likely to remain at an unusually high level. In this challenging and changeable environment, we continue to maintain our unwavering focus on large-cap stocks listed in the Russell 1000® Growth Index. Our highly disciplined, long-term approach to growth investing is what makes Oppenheimer Large Cap Growth Fund an important part of The Right Way to Invest.

Top Ten Stock Holdings[3]

General Electric Co.	7.6%

Pfizer, Inc.	6.3

Cisco Systems, Inc.	6.1

International Business Machines Corp.	4.5

Microsoft Corp.	4.1

Wal-Mart Stores, Inc.	3.7

Sun Microsystems, Inc.	3.2

Intel Corp.	3.1

JDS Uniphase Corp.	2.6

Analog Devices, Inc.	2.6

2.	Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on total market value of common stock holdings.

3.	Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on net assets.

6 OPPENHEIMER LARGE CAP GROWTH FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Large Cap Growth Fund has a limited operating history.

Class A shares were first publicly offered on 12/17/98. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are offered to certain institutional investors under special arrangements with the distributor of the Fund’s shares.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF INVESTMENTS January 31, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—99.6%

Capital Goods—14.5%

Aerospace/Defense—0.8%

Boeing Co.	3,600	$210,600

Electrical Equipment—9.4%

AVX Corp.	23,100	504,966

General Electric Co.	44,200	2,033,200

		2,538,166

Industrial Services—0.4%

Miller (Herman), Inc.	3,300	94,462

Manufacturing—3.9%

Corning, Inc.	8,300	470,693

Honeywell International, Inc.	400	18,900

Sanmina Corp.[1]	11,400	554,325

		1,043,918

Communication Services—0.0%

Telecommunications-Long Distance—0.0%

Qwest Communications International, Inc.[1]	200	8,424

Consumer Cyclicals—8.3%

Consumer Services—0.6%

Catalina Marketing Corp.[1]	4,500	146,835

Omnicom Group, Inc.	200	18,260

		165,095

Leisure & Entertainment—3.3%

Harley-Davidson, Inc.	11,300	512,907

MGM Mirage, Inc.	12,900	376,035

		888,942

Retail: General—3.7%

Wal-Mart Stores, Inc.	17,300	982,640

Retail: Specialty—0.7%

Home Depot, Inc.	4,100	197,620

Consumer Staples—7.5%

Beverages—2.6%

Anheuser-Busch Cos., Inc.	7,400	320,864

Coca-Cola Co. (The)	6,500	377,000

		697,864

Entertainment—1.6%

Viacom, Inc., Cl. B1	7,700	425,040

8 OPPENHEIMER LARGE CAP GROWTH FUND

		Market Value
	Shares	See Note 1

Food & Drug Retailers—2.7%

Kroger Co.[1]	15,000	$368,250

Walgreen Co.	8,900	364,366

		732,616

Household Goods—0.6%

Estee Lauder Cos., Inc. (The), Cl. A	4,000	152,400

Energy—0.4%

Energy Services—0.0%

Anadarko Petroleum Corp.	200	11,380

Oil: Domestic—0.4%

Apache Corp.	1,900	109,440

Financial—3.0%

Diversified Financial—1.9%

American Express Co.	2,200	103,620

Equifax, Inc.	2,800	83,020

Schwab (Charles) Corp.	5,400	142,614

SEI Investments Co.	2,200	181,775

		511,029

Insurance—1.1%

AFLAC, Inc.	5,100	300,798

Healthcare—20.6%

Healthcare/Drugs—16.8%

American Home Products Corp.	4,100	242,310

Andrx Group[1]	4,600	303,025

Immunex Corp.[1]	11,400	349,125

Lilly (Eli) & Co.	8,500	669,800

Merck & Co., Inc.	7,500	616,350

Pfizer, Inc.	37,800	1,706,670

Schering-Plough Corp.	4,800	241,920

UnitedHealth Group, Inc.	7,100	400,511

		4,529,711

Healthcare/Supplies & Services—3.8%

Beckman Coulter, Inc.	2,600	97,656

Cardinal Health, Inc.	5,000	476,500

Cytyc Corp.[1]	6,700	442,200

		1,016,356

Technology—43.6%

Computer Hardware—10.7%

Agilent Technologies, Inc.[1]	9,300	507,315

EMC Corp.[1]	3,800	288,762

9 OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Computer Hardware Continued IBM Corp.	10,800	$1,209,600

Sun Microsystems, Inc.[1]	28,500	871,031

		2,876,708

Computer Services—3.7%

Automatic Data Processing, Inc.	8,800	526,768

DST Systems, Inc.[1]	3,800	226,100

Emulex Corp.[1]	2,500	232,500

		985,368

Computer Software—11.1%

AOL Time Warner, Inc.[1]	11,800	620,208

BEA Systems, Inc.[1]	1,700	112,094

Electronic Data Systems Corp.	8,200	456,330

Microsoft Corp.[1]	17,900	1,093,019

Oracle Corp.[1]	5,800	168,925

Siebel Systems, Inc.[1]	8,200	543,762

		2,994,338

Communications Equipment—6.1%

Cisco Systems, Inc.	44,100	1,650,994

Electronics—12.0%

Analog Devices, Inc.[1]	11,100	694,860

Harris Corp.	1,700	51,340

Intel Corp.	22,600	836,200

International Rectifier Corp.[1]	6,700	361,532

JDS Uniphase Corp.[1]	13,000	712,562

Molex, Inc.	1,000	43,438

PMC-Sierra, Inc.[1]	5,600	423,150

Rambus, Inc.[1]	2,100	103,688

		3,226,770

Utilities—1.7%

Electric Utilities—0.7%

Calpine Corp.[1]	4,600	183,586

Gas Utilities—1.0%

Dynegy, Inc.	5,300	258,110

Total Common Stocks (Cost $27,268,718)		26,792,375

10 OPPENHEIMER LARGE CAP GROWTH FUND

	Principal	Market Value
	Amount	See Note 1

Repurchase Agreements—0.6%

Repurchase agreement with Banc One Capital Markets, Inc., 5.65%, dated 1/31/01, to be repurchased at $167,026 on 2/1/01, collateralized by U.S. Treasury Bonds, 6.625%—7.25%, 5/15/16—2/15/27, with a value of $11,196 and U.S. Treasury Nts., 4.25%—7.875%, 5/31/01—

5/15/09, with a value of $159,257 (Cost $167,000)	$167,000	$167,000

Total Investments, at Value (Cost $27,435,718)	100.2%	26,959,375

Liabilities in Excess of Other Assets	(0.2)	(56,140)

Net Assets	100.0%	$26,903,235

Footnote to Statement of Investments

1.	Non-income-producing security.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

January 31, 2001

Assets

Investments, at value (cost $27,435,718)—see accompanying statement	$26,959,375

Cash	382

Receivables and other assets:

Shares of beneficial interest sold	30,023

Interest and dividends	1,426

Other	94,239

Total assets	27,085,445

Liabilities

Payables and other liabilities:

Transfer and shareholder servicing agent fees	90,104

Trustees’ compensation	29,849

Shareholder reports	28,766

Legal, auditing and other professional fees	13,179

Shares of beneficial interest redeemed	9,201

Distribution and service plan fees	5,063

Other	6,048

Total liabilities	182,210

Net Assets	$26,903,235

Composition of Net Assets

Paid-in capital	$32,774,019

Accumulated net investment loss	(222,149)

Accumulated net realized loss on investment transactions	(5,172,292)

Net unrealized depreciation on investments	(476,343)

Net Assets	$26,903,235

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $14,211,441 and 1,361,216 shares of beneficial interest outstanding)	$10.44

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.08

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,537,648 and 1,026,377 shares of beneficial interest outstanding)	$10.27

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,153,091 and 209,613 shares of beneficial interest outstanding)	$10.27

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,055 and 100 shares of beneficial interest outstanding)	$10.55

See accompanying Notes to Financial Statements.

12 OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended January 31, 2001

Investment Income

Dividends	$53,040

Interest	21,521

Total income	74,561

Expenses

Management fees	110,925

Distribution and service plan fees:

Class A	15,196

Class B	55,211

Class C	11,349

Transfer and shareholder servicing agent fees:

Class A	17,760

Class B	12,082

Class C	2,453

Shareholder reports	23,993

Legal, auditing and other professional fees	8,926

Custodian fees and expenses	305

Other	6,748

Total expenses	264,948

Less expenses paid indirectly	(305)

Net expenses	264,643

Net Investment Loss	(190,082)

Realized and Unrealized Loss

Net realized loss on investments	(5,126,917)

Net change in unrealized depreciation on investments	(2,147,903)

Net realized and unrealized loss	(7,274,820)

Net Decrease in Net Assets Resulting from Operations	$(7,464,902)

See accompanying Notes to Financial Statements.

13 OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF CHANGE IN NET ASSETS

	Six Months	Year
	Ended	Ended
	Jan. 31, 2001	July 31,
	(Unaudited)	2000

Operations

Net investment loss	$(190,082)	$(282,871)

Net realized gain (loss)	(5,126,917)	2,721,948

Net change in unrealized appreciation (depreciation)	(2,147,903)	1,144,045

Net increase (decrease) in net assets resulting from operations	(7,464,902)	3,583,122

Dividends and/or Distributions to Shareholders

Distributions from net realized gain:

Class A	(1,113,608)	(126,072)

Class B	(764,910)	(70,994)

Class C	(157,763)	(20,287)

Class Y	(87)	(18)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:

Class A	2,944,529	8,398,029

Class B	2,579,627	8,645,757

Class C	669,348	1,539,267

Class Y	—	—

Net Assets

Total increase (decrease)	(3,307,766)	21,948,804

Beginning of period	30,211,001	8,262,197

End of period (including accumulated net investment loss of $222,149 and $32,067, respectively)	$26,903,235	$30,211,001

See accompanying Notes to Financial Statements.

14 OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

	Six Months		Year
	Ended		Ended
	January 31, 2001		July 31,
Class A	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$14.55	$11.93	$10.00

Income (loss) from investment operations:

Net investment loss	(.06)	(.11)	(1.05)

Net realized and unrealized gain (loss)	(3.18)	2.91	2.98

Total income (loss) from investment operations	(3.24)	2.80	1.93

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(.87)	(.18)	—

Net asset value, end of period	$10.44	$14.55	$11.93

Total Return, at Net Asset Value[2]	(22.24)%	23.63%	19.30%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$14,211	$16,470	$6,059

Average net assets (in thousands)	$16,159	$11,973	$4,028

Ratios to average net assets:[3] Net investment loss	(0.92)%	(1.03)%	(1.05)%

Expenses	1.42%	1.91%	1.81%

Expenses, net of indirect expenses and waiver of expenses	N/A	1.89%	1.65%

Portfolio turnover rate	108%	258%	157%

1.	For the period from December 17, 1998 (inception of offering) to July 31, 1999.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months		Year
	Ended		Ended
	January 31, 2001		July 31,
Class B	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$14.39	$11.89	$10.48

Income (loss) from investment operations:

Net investment loss	(.09)	(.17)	(1.04)

Net realized and unrealized gain (loss)	(3.16)	2.85	2.45

Total income (loss) from investment operations	(3.25)	2.68	1.41

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(.87)	(.18)	—

Net asset value, end of period	$10.27	$14.39	$11.89

Total Return, at Net Asset Value[2]	(22.63)%	22.70%	13.45%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$10,538	$11,499	$1,764

Average net assets (in thousands)	$10,973	$7,257	$722

Ratios to average net assets:[3] Net investment loss	(1.73)%	(1.81)%	(1.93)%

Expenses	2.23%	2.69%	2.92%

Expenses, net of indirect expenses and waiver of expenses	N/A	2.67%	2.75%

Portfolio turnover rate	108%	258%	157%

1.	For the period from March 1, 1999 (inception of offering) to July 31, 1999.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER LARGE CAP GROWTH FUND

	Six Months		Year
	Ended		Ended
	January 31, 2001		July 31,
Class C	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$14.39	$11.89	$10.48

Income (loss) from investment operations:

Net investment loss	(.08)	(.19)	(1.04)

Net realized and unrealized gain (loss)	(3.17)	2.87	2.45

Total income (loss) from investment operations	(3.25)	2.68	1.41

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(.87)	(.18)	—

Net asset value, end of period	$10.27	$14.39	$11.89

Total Return, at Net Asset Value[2]	(22.56)%	22.70%	13.45%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,153	$2,241	$438

Average net assets (in thousands)	$2,256	$1,566	$192

Ratios to average net assets:[3] Net investment loss	(1.73)%	(1.82)%	(1.95)%

Expenses	2.23%	2.72%	2.90%

Expenses, net of indirect expenses and waiver of expenses	N/A	2.70%	2.73%

Portfolio turnover rate	108%	258%	157%

1.	For the period from March 1, 1999 (inception of offering) to July 31, 1999.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months		Year
	Ended		Ended
	January 31, 2001		July 31,
Class Y	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$14.65	$11.95	$10.00

Income (loss) from investment operations:

Net investment loss	(.03)	(.07)	(1.03)

Net realized and unrealized gain (loss)	(3.20)	2.95	2.98

Total income (loss) from investment operations	(3.23)	2.88	1.95

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(.87)	(.18)	—

Net asset value, end of period	$10.55	$14.65	$11.95

Total Return, at Net Asset Value[2]	(22.02)%	24.27%	19.50%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1	$1	$1

Average net assets (in thousands)	$1	$1	$1

Ratios to average net assets:[3] Net investment loss	(0.40)%	(0.54)%	(0.72)%

Expenses	1.01%	1.45%	1.65%

Expenses, net of indirect expenses and waiver of expenses	N/A	1.43%	1.50%

Portfolio turnover rate	108%	258%	157%

1.	For the period from December 17, 1998 (inception of offering) to July 31, 1999.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Large Cap Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

19 OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a provision of $989 was made for the Fund’s projected benefit obligations and payments of $3,400 were made to retired trustees, resulting in an accumulated liability of $29,656 as of January 31, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

20 OPPENHEIMER LARGE CAP GROWTH FUND

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	380,153	$4,749,550	912,843	$12,377,105

Dividends and/or distributions reinvested	93,409	985,467	7,861	104,002

Redeemed	(244,134)	(2,790,488)	(296,838)	(4,083,078)

Net increase	229,428	$2,944,529	623,866	$8,398,029

Class B

Sold	261,859	$3,105,864	835,185	$11,197,215

Dividends and/or distributions reinvested	65,880	683,837	4,775	62,802

Redeemed	(100,621)	(1,210,074)	(189,125)	(2,614,260)

Net increase	227,118	$2,579,627	650,835	$8,645,757

Class C

Sold	134,096	$1,703,682	195,498	$2,588,850

Dividends and/or distributions reinvested	15,056	156,434	1,535	20,206

Redeemed	(95,218)	(1,190,768)	(78,139)	(1,069,789)

Net increase	53,934	$669,348	118,894	$1,539,267

Class Y

Sold	—	$—	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

21 OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $35,316,359 and $31,422,603, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the six months ended January 31, 2001, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

January 31, 2001	$40,113	$17,845	$1,964	$59,686	$5,051

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

January 31, 2001	$—	$10,804	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

22 OPPENHEIMER LARGE CAP GROWTH FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $15,196 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $2,185 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$55,211	$45,793	$132,143	1.25%

Class C Plan	11,349	4,804	13,069	0.61

23 OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at January 31, 2001.

24 OPPENHEIMER LARGE CAP GROWTH FUND

OPPENHEIMER LARGE CAP GROWTH FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services

Servicing Agent

Custodian of	The Bank of New York

Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Large Cap Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor,

or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the

OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank,

are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,

Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved

25 OPPENHEIMER LARGE CAP GROWTH FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon—Fri 8am—9pm ET, Sat 10am—4pm ET
1.800.525.7048

Telephone Transactions
Mon—Fri 8am—9pm ET, Sat 10am—4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon—Fri 9am—6:30pm ET
1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols	Class A: OLCAX	Class B: OLCBX	Class C: OLCCX	Class Y: OLCYX

1.	Automatic investment plans do not assure profit or protect against losses in declining markets.

2.	At times this website may be inaccessible or its transaction feature may be unavailable.

RS0775.001.0101      April 1, 2001